UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On March 9, 2015, the Board of Directors of Rush Enterprises, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Company (the “Compensation Committee”), approved the following compensation payments to the below named executive officers (as defined in the Company’s Proxy Statement for the Annual Meeting of Stockholders held on May 20, 2014) of the Company:

Cash Bonus Payments

After a review of competitive market data and the Company’s operating results for the 2014 fiscal year, the Compensation Committee approved the following cash bonus payments:

Name / Title	Cash Bonus

W. M. “Rusty” Rush
Chairman, President, Chief Executive Officer and Director	$1,900,000

Martin A. Naegelin, Jr.
Executive Vice President	$338,000

Michael J. McRoberts
Senior Vice President – Dealer Operations	$343,000

David C. Orf
Senior Vice President – Marketing, Fleets and Specialized Equipment	$305,000

Steven L. Keller
Senior Vice President, Chief Financial Officer and Treasurer	$301,000

The cash bonuses will be paid on March 13, 2015.

Stock Option Grants

The Compensation Committee approved the following stock options exercisable for shares of the Company’s Class A common stock (the “Stock Options”):

Name / Title	Stock Options (#)

W. M. “Rusty” Rush
Chairman, President, Chief Executive Officer and Director	35,000

Martin A. Naegelin, Jr.
Executive Vice President	15,000

Michael J. McRoberts
Senior Vice President – Dealer Operations	13,000

David C. Orf
Senior Vice President – Marketing, Fleets and Specialized Equipment	13,725

Steven L. Keller
Senior Vice President, Chief Financial Officer and Treasurer	13,000

The Stock Options will be granted under the Rush Enterprises, Inc. Amended and Restated 2007 Long-Term Incentive Plan (the “Plan”) on March 13, 2015 (the “Grant Date”). The Stock Options will have an exercise price equal to the closing sale price of the Company’s Class A common stock on the Grant Date and will vest in three equal annual installments beginning on the third anniversary of the Grant Date. Additional terms and conditions applicable to the Stock Options are set forth in the Form of Rush Enterprises, Inc. 2007 Long-Term Incentive Plan Stock Option Agreement attached as Exhibit 4.4 to the Company’s Form S-8 filed with the Securities Exchange Commission on July 24, 2007.

Restricted Stock Unit Awards

The Compensation Committee approved the following restricted stock unit awards (the “RSU Awards”):

Name / Title	RSU Awards (#)

W. M. “Rusty” Rush
Chairman, President, Chief Executive Officer and Director	55,000

Martin A. Naegelin, Jr.
Executive Vice President	12,000

Michael J. McRoberts
Senior Vice President – Dealer Operations	10,400

David C. Orf
Senior Vice President – Marketing, Fleets and Specialized Equipment	10,980

Steven L. Keller
Senior Vice President, Chief Financial Officer and Treasurer	10,400

The RSU Awards will be granted under the Plan on the Grant Date. The RSU Awards entitle the grantee to receive shares of the Company’s Class B common stock upon satisfaction of the vesting conditions. The RSU Awards will vest in three equal installments beginning on the first anniversary of the Grant Date. Additional terms and conditions applicable to the RSU Awards are set forth in the Form of Rush Enterprises, Inc. 2007 Long-Term Incentive Plan Restricted Stock Unit Agreement, attached as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities Exchange Commission on March 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By:	/s/ Steven L. Keller
Steven L. Keller
Senior Vice President, Chief Financial Officer and
Treasurer

Dated: March 13, 2015